UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2023

GRAF ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas   77380

(Address of principal executive offices, including zip code)

(713) 489-1772

(Registrant’s telephone number, including area code )

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-fifth of one redeemable warrant	GFOR.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	GFOR	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50	GFOR. WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, Graf Acquisition Corp. IV, a Delaware corporation (“Graf”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Austria Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Graf (“Merger Sub”), and NKGen Biotech, Inc., a Delaware corporation (“NKGen”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into NKGen (the “Merger”), with NKGen surviving the Merger in accordance with the Delaware General Corporation Law as a wholly-owned subsidiary of Graf (the Merger, together with the other transactions contemplated by the Merger Agreement and the related ancillary agreements, the “Business Combination”).

Forward Purchase Agreement

In connection with the Business Combination, on September 22, 2023, Graf and NKGen entered into a forward purchase agreement (the “Forward Purchase Agreement”) with each of (i) Meteora Strategic Capital, LLC (“MSC”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO”) (with MSC, MCP, and MSTO collectively as “Seller”) for an OTC Equity Prepaid Forward Transaction. For purposes of the Forward Purchase Agreement, “Counterparty” refers to Graf prior to the consummation of the Business Combination and Graf, to be renamed “NKGen Biotech, Inc.” (“New NKGen”) after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intends, but is not obligated, to purchase up to a number of shares of common stock, par value $0.0001 per share, of Graf (“Common Stock”) in the aggregate amount equal to up to 2,500,000, concurrently with the Closing pursuant to Seller’s respective FPA Funding Amount PIPE Subscription Agreement (as defined below), less, the number of shares of Graf Common Stock purchased by Seller separately from third parties through a broker in the open market (the “Recycled Shares”) prior to the closing of the Business Combination. Seller will not be required to purchase an amount of Graf Common Stock such that following such purchase, the Seller’s ownership would exceed 9.9% of the total Graf Common Stock outstanding immediately after giving effect to such purchase, unless Seller, at its sole discretion, waives such 9.9% ownership limitation. The Number of Shares (as defined in the Forward Purchase Agreement) subject to the agreement is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreement. Seller intends to purchase Graf Common Stock pursuant to its FPA Funding Amount PIPE Subscription Agreement and from third parties (other than Counterparty) through a broker in the open market (other than through Counterparty).

The Forward Purchase Agreement provides that Seller will be paid an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the Redemption price per share as defined in Section 9.2(a) of Graf’s Amended and Restated Certificate of Incorporation, as amended (the “Redemption Price”) less (iii) an amount in USD equal to 0.50% of the product of (i) the Recycled Shares multiplied by (ii) the Redemption Price paid by Seller to Counterparty on the Prepayment Date (which amount shall be netted from the Prepayment Amount) (the “Prepayment Shortfall”), which would equal a total of 12,500 shares if Seller purchases the full 2,500,000 shares.

The Counterparty will pay to the Escrow Agent for the benefit of the Seller the Prepayment Amount required under the respective Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer & Trust Company (“Continental”) holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement warrants (the “Trust Account”) no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination, except that to the extent the Prepayment Amount payable to Seller is to be paid from the purchase of Additional Shares by such Seller pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, such amount will be netted against such proceeds, with such Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by a Seller will be included in the Number of Shares for its respective Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount. Simultaneously with the closing of the Business Combination (the “Closing” and the date upon which the Closing takes place, the “Closing Date”), Graf will deposit the Prepayment Amount into an escrow account for the benefit of the Seller (the “Escrow Account”) with Continental (in such capacity, the “Escrow Agent”). The funds will be released from the escrow account to the Seller and Counterparty as further described below.

Following the Closing, the reset price (the “Reset Price”) will initially be the Redemption Price; provided, however, that the Reset Price may be reduced immediately to any lower price at which the Counterparty sells, issues or grants any Common Stock or securities convertible or exchangeable into Common Stock (excluding any secondary transfers) (a “Dilutive Offering”), then the Reset Price shall be modified to equal such reduced price as of such date.

From time to time and on any date following the Trade Date (any such date, an “OET Date”), Seller may, in its absolute discretion, terminate its Forward Purchase Agreement in whole or in part by providing written notice to the Counterparty and, if applicable, the Escrow Agent (the “OET Notice”), no later than the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)); provided that “Terminated Shares” includes only such quantity of Shares by which the Number of Shares is to be reduced and included in an OET Notice and does not include any other Share sales, Shortfall Sale Shares or sales of Shares that are designated as Shortfall Sales (which designation can be made only up to the amount of Shortfall Sale Proceeds), any Share Consideration sales or any other Shares, whether or not sold, which shares will not be included in any OET Notice when calculating the number of Terminated Shares. The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from the Escrow Account, and the Escrow Agent shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date, except that no such amount will be due to Counterparty upon any Shortfall Sale. The payment date may be changed within a quarter at the mutual agreement of the parties.

The Forward Purchase Agreement matures on the earliest to occur of (a) 12 months after of the Closing Date, (b) the date specified by a Seller in a written notice to be delivered to the Counterparty at a Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event.

Upon receipt by the Escrow Agent and the Counterparty of an OET Notice, resulting in a reduction to the Number of Shares, the Escrow Agent will release from the Escrow Account (a) to the Counterparty the Early Termination Obligation associated with such Terminated Shares and (b) to the Seller an amount in cash equal to the difference between the Initial Price (as defined in the Forward Purchase Agreement) and Early Termination Obligation for each Terminated Share.

On the Cash Settlement Payment Date, which is the tenth business day following the last day of the valuation period commencing on the Valuation Date, the Escrow Agent will remit to the Counterparty an amount equal to the Settlement Amount (as determined in accordance with the section entitled “Settlement Amount” in the Forward Purchase Agreement) less the Settlement Amount Adjustment (as determined in accordance with the terms of the section entitled “Settlement Amount Adjustment” in the Forward Purchase Agreement)(unless previously paid by the Counterparty in Maturity Shares) and will not otherwise be required to return to the Counterparty any of the Prepayment Amount, and the Escrow Agent shall remit from the Escrow Account to the Seller (i) unless previously paid by the Counterparty in Maturity Shares, the Settlement Amount Adjustment and (ii) all other amounts remaining in the Escrow Account; provided, that if the Settlement Amount less the Settlement Amount Adjustment is a negative number and either clause (x) of Settlement Amount Adjustment applies or the Counterparty has elected pursuant to clause (y) of Settlement Amount Adjustment to pay the Settlement Amount Adjustment in cash, then the Escrow Agent shall remit nothing from the Escrow Account to the Counterparty, and all amounts in the Escrow Account shall be paid by the Escrow Agent to the Seller.

Seller has agreed to waive any redemption rights under Graf’s Amended and Restated Certificate of Incorporation, as amended, with respect to any Graf Common Stock purchased through the FPA Funding Amount PIPE Subscription Agreement and any Recycled Shares in connection with the Business Combination, that would require redemption by Graf of the Common Stock. Such waiver may reduce the number of Graf Common Stock redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

FPA Funding Amount PIPE Subscription Agreement

On September 22, 2023, Graf entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with the Seller.

Pursuant to the FPA Funding Amount PIPE Subscription Agreement, the Seller party thereto agreed to subscribe for and purchase, and Graf agreed to issue and sell to the FPA Funding PIPE Subscriber, on the Closing Date, an aggregate number of shares of Graf Common Stock equal to the Maximum Number of Shares, less the Recycled Shares in connection with the Forward Purchase Agreement.

The foregoing summary of the FPA Funding Amount PIPE Subscription Agreement is qualified in its entirety by reference to the text of the FPA Funding Amount PIPE Subscription Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Important Information and Where to Find It

The proposed Business Combination will be submitted to stockholders of Graf for their consideration at the Special Meeting. Graf has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the proposed Business Combination, which includes both a prospectus with respect to the securities of the post-combination company (“New NKGen”) to be issued in connection with the proposed Business Combination and a proxy statement that was distributed to Graf’s stockholders in connection with Graf’s solicitation of proxies for the vote by its stockholders at the Special Meeting. The Registration Statement was declared effective by the SEC and Graf mailed the definitive proxy statement/prospectus (as supplemented, the “definitive proxy statement/prospectus”) to its stockholders as of the record date established for voting on the proposed Business Combination. Graf urges its investors, stockholders and other interested persons to read the definitive proxy statement/prospectus, as well as other documents filed by Graf with the SEC, because these documents contain important information about Graf, NKGen and the proposed Business Combination. Stockholders may obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed by Graf with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Graf Acquisition Corp. IV, 1790 Hughes Landing Blvd., Suite 400, The Woodlands, TX 77380.

Participants in the Solicitation

Graf and NKGen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Graf is set forth in the definitive proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Graf stockholders in connection with the proposed Business Combination is set forth in the definitive proxy statement/prospectus. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) shall not constitute a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “further,” “may,” “will,” “potential,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. These statements are based on the beliefs and assumptions of the management of Graf and NKGen. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the inability of the parties to successfully or timely consummate the proposed Business Combination; the failure to satisfy the conditions to the consummation of the proposed Business Combination, including but not limited to the approval of the merger agreement by Graf’s stockholders, the satisfaction of the minimum cash condition, the compliance with the acquiror closing cash amount and the receipt of certain governmental and regulatory approvals; the inability to obtain any PIPE investments; the inability to raise or obtain sufficient funds to continue NKGen’s operations through the consummation of the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination; the amount of redemption requests made by Graf’s public stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, and the ability to maintain the listing of New NKGen’s securities on a national securities exchange; and those factors discussed under the heading “Risk Factors” in the Registration Statement and other documents of Graf filed, or to be filed, with the SEC. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Graf or NKGen assess the impact of all such risk factors on the businesses of Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to Graf or NKGen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Graf and NKGen prior to the proposed Business Combination, and New NKGen following the proposed Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Forward Purchase Agreement, dated as of September 22, 2023, by and among Graf, NKGen and Meteora Capital Partners, LP and certain of its affiliates.
10.2	Subscription Agreement, dated as of September 22, 2023, by and among Graf and Meteora Capital Partners, LP and certain of its affiliates.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF ACQUISITION CORP. IV

By:	/s/ James A. Graf
	Name:	James A. Graf
	Title:	Chief Executive Officer

Date: September 22, 2023